UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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QUANTUMSCAPE CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

QUANTUMSCAPE CORPORATION

2022 Annual Meeting
Vote by September 19, 2022
11:59 PM ET

QUANTUMSCAPE CORPORATION
1730 TECHNOLOGY DRIVE
SAN JOSE, CA 95110

D88482-P78483

You invested in QUANTUMSCAPE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 20, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 6, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

September 20, 2022
9:00 AM, PDT

Virtually at:
www.virtualshareholdermeeting.com/QS2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect eleven (11) directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified. **Nominees:** 01) Jagdeep Singh 02) Frank Blome 03) Brad Buss 04) Jeneanne Hanley 05) Susan Huppertz 06) Prof. Dr. Jürgen Leohold 07) Dr. Gena Lovett 08) Prof. Dr. Fritz Prinz 09) Dipender Saluja 10) JB Straubel 11) Jens Wiese	For
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.	For
3. To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.	1 Year
4. To approve, on a non-binding advisory basis, the compensation of the named executive officers.	For

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D88483-P78483